Exhibit 99.1

Tempo Automation Secures $7.0M Convertible Promissory Note Facility

Strengthening Financial Position and Providing Capital for Optimum Acquisition

SAN FRANCISCO, June 21, 2023 — Tempo Automation Holdings, Inc. (NASDAQ: TMPO, “Tempo Automation” or “Tempo” or the “Company”), a leading software-accelerated electronics manufacturer, today announced the successful execution of a $7.0 million unsecured subordinated convertible promissory note (the “Convertible Promissory Note”) with Asia-IO Advanced Manufacturing Partners, L.P. (“Asia-IO”), a cross-border private equity fund specializing in advanced manufacturing and industrial technology opportunities.

"We are delighted to have secured financing that not only bolsters our financial stability but also equips us with the capital necessary to finalize the previously announced acquisition of Optimum Design Associates. Asia-IO shares our vision of strategic expansion by leveraging our unique data-driven factory automation technology to disrupt the industry" said Joy Weiss, CEO of Tempo Automation.

Under the terms of the Convertible Promissory Note, up to $4.0 million in aggregate principal amount may be drawn by the Company from time to time upon one or more written requests. Up to an additional $3.0 million in aggregate principal amount under the Convertible Promissory Note may be drawn by the Company from time to time for purposes of paying amounts payable by the Company in connection with the consummation of the previously announced acquisition of Optimum Design Associates, Inc. (together with the previously announced acquisition of Optimum Design Associates Pty. Ltd., the “Optimum Acquisition”). The Optimum Acquisition is anticipated to close in the second half of 2023, pending the satisfaction or waiver of certain customary closing conditions.

Amounts drawn under the Convertible Promissory Note are subject to a 3.0% original issue discount, accrue simple interest at a rate of 12.0% per annum, and will mature on June 20, 2024 (the “Maturity Date”). At any time and from time to time within 120 days of any drawdown under the Convertible Promissory Note, the Company will be able to prepay, in whole or in part, such drawdown amount upon payment of an additional amount equal to 4.0% of the prepayment amount. Any amounts that are prepaid will not be available for re-borrowing. After such 120-day period, Asia-IO has the right to convert all or any portion of the outstanding drawdown amount (together with accrued but unpaid interest, if any) equal to or greater than $500,000 into shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), at a conversion price equal to the greater of (i) $0.55 and (ii) the last reported closing sale price of a share of Common Stock on The Nasdaq Stock Market LLC as of such time (the “Last Reported Sale Price”). Additionally, subject to certain conditions, the Company has the right to force conversion of any outstanding drawdown amounts (together with accrued but unpaid interest, if any) under the Convertible Promissory Note into Common Stock (a) on the Maturity Date if the Last Reported Sale Price is equal to or greater than $1.10 or (b) prior to the Maturity Date, if the volume weighted average price of a share of Common Stock is equal to or greater than $1.10 for a period of at least 40 calendar days in any consecutive 60-calendar day period. If the Convertible Promissory Note has not been repaid or converted in full prior to the Maturity Date, the unpaid principal balance outstanding under the Convertible Promissory Note, along with all accrued and unpaid interest, if any, will become due and payable on the Maturity Date.

About Tempo

Tempo is a leading software-accelerated electronics manufacturer, transforming the way top companies innovate and bring new products to market. Tempo’s unique automated manufacturing platform optimizes the complex process of printed circuit board manufacturing to deliver unmatched quality, speed and agility. The platform’s all-digital process automation, data-driven intelligence, and connected smart factory create a distinctive competitive advantage for customers—to deliver tomorrow’s products today. From rockets to robots, autonomous cars to drones, many of the fastest-moving companies in industrial tech, medical technology, space, and other industries partner with Tempo to accelerate innovation and set a new tempo for progress. Learn more at www.tempoautomation.com.

About Asia-IO Advanced Manufacturing Partners, L.P.

Asia-IO Advanced Manufacturing Partners, L.P. is a private equity fund specializing in cross-border opportunities in advanced manufacturing and industrial technologies. The fund is managed by Asia-IO Partners International Pte. Ltd., an advanced manufacturing and industrial technologies-focused private equity manager with offices in Singapore in Milpitas, California. Please visit www.asia-io.com to find out more about its team, investment strategy and portfolio companies.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to Tempo’s business, including statements regarding the services offered by Tempo and the markets in which it operates, the ability of Tempo to drawn amounts under the Convertible Promissory Note, and the Optimum Acquisition, including statements regarding the benefits of the proposed acquisition and the anticipated timing of the Optimum Acquisition. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Optimum Acquisition may not be completed in a timely manner or at all, which may adversely affect the price of Tempo’s securities; (ii) the failure to satisfy the conditions to the consummation of the Optimum Acquisition; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Optimum Acquisition; (iv) the effect of the announcement or pendency of the Optimum Acquisition on Tempo’s or Optimum’s business relationships, performance, and business generally; (v) risks that the Optimum Acquisition disrupts current plans of Tempo or Optimum and potential difficulties in Tempo or Optimum employee retention as a result of the Optimum Acquisition; (vi) the ability to implement business plans, forecasts, and other expectations after the completion of the Optimum Acquisition, and identify and realize additional opportunities; (vii) the risk of downturns in the highly competitive industry in which Tempo and Optimum operate; (viii) the enforceability of Optimum’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (ix) the ability of Optimum to protect the intellectual property and confidential information of its customers; (x) risks relating to Tempo’s ability to obtain requisite capital and maintain adequate liquidity to fund the Optimum Acquisition and support business growth; and (xi) other risks and uncertainties described in Tempo’s filings with the SEC, including its past and future periodic reports and other filings. Such factors and risks as outlined above and, in such filings, do not constitute all factors and risks that could cause actual results of Tempo to be materially different from Tempo’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and Tempo does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Contact:

Investor Relations

Lori Barker, Blueshirt Group
lori@blueshirtgroup.com

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